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               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

            PIONEER COMMERCIAL FUNDING CORP.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................



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[LOGO] PIONEER COMMERCIAL FUNDING CORP.
                                                                January 16, 1997

TO OUR SHAREHOLDERS:

        You are cordially invited to attend a Special Meeting of Shareholders of Pioneer Commercial Funding Corp. (the "Company"), which will be held on February 14, 1997 at 10:00 A.M., local time, at the offices of Hall Dickler Kent Friedman & Wood, LLP, 909 Third Avenue, New York, New York 10022, on the 27th Floor.

        At the Special Meeting of Shareholders which was held on January 15, 1997, the shareholders refused, by a vote of against and for, with abstaining, to approve a proposal to increase the Company's authorized capital from 5,000,000 shares of common stock, par value $.01 per share ("Common Stock"), to 25,000,000 shares, of which 20,000,000 shares would have been Common Stock, and 5,000,000 shares would have been preferred shares, par value $.01 per share.

        By reason of the facts that (1) an increase in the Company's authorized Common Stock is absolutely essential to its ability to go forward with a planned $7,500,000 public offering of securities; and (2) the Company's management believes that the infusion of the net proceeds of such offering is critical to the Company's ability to raise the additional bank lines of credit that it needs in order to expand the scope of its mortgage warehouse lending activities to a point where such activities will become profitable, the Board of Directors has authorized management to submit a second request to the Company's shareholders -- this time seeking only an increase in authorized Common Stock.

        Accordingly, at the meeting to be held on February 14, 1997, you will be asked to consider and vote upon one proposal to amend the Company's Certificate of Incorporation to increase the authorized capital of the Company from 5,000,000 shares of Common Stock to 20,000,000 shares of Common Stock.

        The accompanying Notice of Special Meeting and Proxy Statement set forth in detail the business intended to be transacted. Time will be made available for a discussion of these items as well as for other questions about the business affairs of the Company.

        If you are unable to join us at the meeting it is very important that you be represented by proxy. Therefore, please take a moment to sign, date, and return your proxy in the enclosed envelope. If you do not have a proxy, please call your broker or the Company, and ask that a proxy be mailed to you. Your cooperation in



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mailing your proxy  promptly will not only be greatly appreciated;  it will also result in a significant benefit to the Company.


                                            Sincerely yours,

                                            ARTHUR H. GOLDBERG
                                            Chairman and Chief Executive Officer



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                        PIONEER COMMERCIAL FUNDING CORP.
                              6660 RESEDA BOULEVARD
                            RESEDA, CALIFORNIA 91335
                                  -----------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be Held February 14, 1997
                                  -----------

To the Holders of Common Stock of
PIONEER COMMERCIAL FUNDING CORP.

        A Special Meeting of the holders of the common stock, $.01 par value (the "Common Stock") of Pioneer Commercial Funding Corp. (the "Company") will be held at the offices of Hall Dickler Kent Friedman & Wood, LLP, 909 Third Avenue, New York, New York 10022, on the 27th Floor, on February 14, 1997 at 10:00 A.M., local time, for the following purposes:

            1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital of the Company from 5,000,000 shares of Common Stock to 20,000,000 shares of Common Stock; and

            2. To transact such other business as may properly come before the meeting.

        Only holders of record of the Company's Common Stock at the close of business on January 9, 1997 are entitled to notice of or to vote at this meeting and any adjournment or adjournments thereof. Shareholders are entitled to vote upon all business as may properly be presented for consideration at the meeting.

                                            By Order of the Board of Directors

                                            GLENDA S. KLEIN,
                                            Secretary

Reseda, California
January 16, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.



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                                 PROXY STATEMENT
                        PIONEER COMMERCIAL FUNDING CORP.
                              6660 RESEDA BOULEVARD
                            RESEDA, CALIFORNIA 91335
                                  -----------
                         SPECIAL MEETING OF SHAREHOLDERS
                                  -----------
                             SOLICITATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of Pioneer Commercial Funding Corp. (the "Company") for use at a Special Meeting of
Shareholders   to  be  held  February  14,  1997,  and  at  any  adjournment  or adjournments thereof (the "Meeting"). A proxy may be revoked by notice in writing to the President at any time prior to the exercise thereof. Each valid proxy received in time will be voted at the Meeting, and, if a choice is specified on the proxy, it will be voted in accordance with such specifications. If no such specification is made, the persons named in the accompanying proxy have advised the Company of their intention to vote the shares represented by the proxies received by them (i) in favor of the proposal to amend the Company's Certificate of Incorporation to increase the authorized capital of the Company from 5,000,000 shares of Common Stock, $.01 par value (the "Common Stock"), to 20,000,000 shares of Common Stock; and (ii) in accordance with their best judgment on any other matters that may come before the meeting.

        The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses in sending proxy material to their principals, will be borne by the Company. Hill & Knowlton, Inc. and the Company's transfer agent, American Stock Transfer & Trust Company, are assisting the Company in the solicitation of proxies from shareholders, brokers, banks, institutions and other fiduciaries by mail, in person or by telephone, facsimile, telegraph or telex, and will charge the Company their customary fees therefor plus out-of-pocket expenses which, in the aggregate, are estimated to be less than $10,000. In addition, proxies may be solicited by officers of the Company by mail, in person or by telephone, facsimile, telegraph or telex. It is anticipated that on or about January 17, 1997, this proxy statement and the enclosed form of proxy will be mailed to shareholders.

        The outstanding voting securities of the Company on January 9, 1997 (the "Record Date") consisted of 1,442,272 shares of Common Stock. Only shareholders of record at the close of business on the Record Date are entitled to notice of or to vote at the Meeting.

        Each share of Common  Stock is entitled to one vote with respect to each



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proposal which shall properly come before the Meeting for  consideration  by the shareholders. The holders of a majority of the outstanding shares entitled to vote must be present at the Meeting in person or by proxy to constitute a quorum.

                                 PROPOSAL NO. 1:
                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                         TO INCREASE AUTHORIZED CAPITAL

        In accordance with the Company's Certificate of Incorporation, it is authorized to issue a maximum of 5,000,000 shares of Common Stock.

        As of the Record Date, 1,442,272 shares of Common Stock are issued and outstanding, and an aggregate of 1,207,939 shares of Common Stock have been reserved for issuance under the Company's Incentive Stock Option Plan and with respect to various options and warrants which were heretofore issued by the Company. Accordingly, as of the Record Date, the Company may not issue more than an additional 2,349,789 shares of Common Stock in the absence of authorization from the shareholders to amend the Company's certificate of incorporation to provide for an increase in the aggregate number of authorized shares of Common Stock which the Company may issue.

        When the Company successfully completed its initial public offering in August 1996 (the "IPO"), it had been management's belief that the $1.9 million which was thereby added to the Company's asset base and shareholders' equity would enable it to increase its lines of revolving credit by an amount which would thereby enable the Company to conduct its operations on a profitable basis. In an effort to obtain such additional financing, the Company has engaged in negotiations with approximately 20 financial institutions between the end of August 1996 and the date of this proxy statement, but it has not yet been able to obtain a commitment from any of such institutions to provide the additional financing which the Company will need in order to be able to operate its mortgage warehouse lending business profitably. Based upon the foregoing experience, management has concluded that it must raise additional capital in order to attract additional lines of revolving credit, and in order to be able to explore other opportunities to enhance shareholder values.

        To that end, the Company has entered into a letter of intent with an underwriter (the "Underwriter"), and has filed a registration statement on Form SB-2 with the Securities and Exchange Commission (File No. 333-18865), for a $7,500,000 public offering of the Company's securities to be made on a firm commitment basis by such Underwriter (the "Offering"). Such securities shall consist of units (the "Units"), each of which will consist of one share of Common Stock and one five year warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price calculated on the basis of the market value of the Common Stock


                                       2

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on the  day  immediately  preceding  the  effective  date of the  Offering  (the
"Warrant").(1) The Company intends to use the net proceeds of the Offering to increase the volume of mortgage warehouse loan transactions that it will be able to undertake directly, and through increased credit lines from institutional financing sources which it believes it will be able to attract by reason of the enhancements in its asset base and net worth which will result from the successful completion of such Offering. Management may also use a portion of such net proceeds to provide capital in the form of loans to Trans Lending Corporation ("Trans Lending"), a 50% owned subsidiary based in Florida, which originates automobile financing contracts which it acquires primarily from franchised and independent used car dealers for "non-prime" borrowers, i.e., consumers who are typically unable to obtain financing from traditional sources.

        Based upon the closing price of the Common Stock on the Record Date ($X.XX per share), and assuming solely for the purpose of this analysis that the Company would not receive any proceeds from the sale of the Warrant components of the Units, the Company would be obligated to issue an additional X,XXX,XXX shares of Common Stock, and it would have to reserve an additional X,XXX,XXX shares of Common Stock which would be issuable upon exercise of the Warrants. Thus, in order to undertake the Offering based upon the foregoing pricing analysis, the Company would have to issue an additional X,XXX,XXX shares of Common Stock, i.e., X,XXX,XXX shares in excess of the number of shares of Common Stock which the Company can presently issue in accordance with the provisions of its Certificate of Incorporation.

        In order to enable the Company to undertake the Offering, and to have sufficient additional authorized but unissued shares of Common Stock available for future transactions involving the issuance of Common Stock, the Board of Directors is seeking permission from the Company's shareholders to increase the pool of authorized but unissued shares of capital stock which may be drawn upon.

        In order to provide for the above-mentioned immediate and longer term stock issuance needs of the Company at a time when the Company's management believes that prudence favors the appropriateness of doing so, the Board of Directors is recommending that the shareholders vote in favor of passage of the following resolution:

        "RESOLVED, that Article FOURTH of the Corporation's Certificate of Incorporation, as heretofore amended, shall be further amended to


------------------
(1) The offering prices of the Units, the Common Stock and the Warrants will be determined by reference to the market value of the Common Stock at the time of commencement of the Offering.


                                       3

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increase the authorized  capital of the Company from 5,000,000  shares of common stock, par value $.01 per share ("Common Stock"), to 20,000,000 shares of Common Stock"

Restrictions Imposed by Prior Underwriting Agreement

        The underwriting agreement that the Company executed in August 1996 with National Securities Corporation ("National") in connection with the Company's initial public offering of securities (the "IPO Underwriting Agreement") contains provisions which require the Company to obtain National's written consent during the one year period ending on August 12, 1997 before the Company may issue any securities, other than the shares underlying options and warrants issued prior to or in connection with the IPO, or securities issuable under the Company's incentive stock option plan. Although National has not yet delivered written consent to the Company regarding the proposed issuances of securities to be made in connection with the Offering, management has received assurances from National's Chairman and Chief Executive Officer that National believes the Offering would be in the Company's best interests. Furthermore, Mark Roth, Esq., National's Vice President and General Counsel, who was appointed to the Company's Board of Directors as National's designee pursuant to rights granted to National under the IPO Underwriting Agreement, voted, along with all of the other members of the Board, in favor of resolutions authorizing the Company to undertake and consummate the Offering. Based upon the foregoing actions by National's Chief Executive and General Counsel, management believes that National will give its written consent to the Company to go forward with the securities issuance transactions contemplated the Offering. Although no assurance can be given in that regard, in anticipation of the granting of such consent, management intends to prepare and file a registration statement with regard to the securities to be issued in the Offering, and pursue the registration of such securities to a successful conclusion. Management believes that completion of the Offering is of paramount importance to the Company's well being, and that the Company's best interests can only be served by pursuing the Offering to a successful conclusion.

Vote Required for Approval

        The affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock is required for the approval of this proposal.

               The Board of Directors recommends a vote FOR such proposal.



                                       4

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                                  OTHER MATTERS

Discretionary Authority to Vote Proxy

        Management does not know of any other matters to be considered at the Meeting. If any other matters do properly come before the Meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and the discretionary authority to do so is included in the proxy.

Reseda, California
Dated:  January 17, 1997



                                       5

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                                   APPENDIX 1
                                   PROXY CARD

                        PIONEER COMMERCIAL FUNDING CORP.


This Proxy is Solicited on Behalf of the Board of Directors of Pioneer Commercial Funding Corp.

The undersigned holder of the $.01 par value common stock (the "Common Stock") of Pioneer Commercial Funding Corp. (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of the Company and Proxy Statement attached thereto, all relating to such Special Meeting of Shareholders (the "Special Meeting"), and does appoint Arthur H. Goldberg and Elie Housman, and each of them, the true and lawful attorney or attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of shares of Common Stock the undersigned would be entitled to vote if then personally present at the Special Meeting of Shareholders to be held at the offices of Hall Dickler Kent Friedman & Wood, LLP, 909 Third Avenue, 27th Floor, on February 14, 1997, at 10:00 A.M., or at any adjournment or adjournments thereof, and thereat to vote all shares of Common Stock of the Company held by the undersigned and entitled to be voted thereat upon the following matters:

        1. To amend the Company's Certificate of Incorporation to increase the authorized capital of the Company from 5,000,000 shares of Common Stock, par value $.01 per share, to 20,000,000 shares of Common Stock, par value $.01 per share; and

        2. To transact such other business as may properly come before the meeting.

This Proxy confers authority to vote "FOR" proposition 1 listed above unless otherwise indicated. If any other business is transacted at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote of "FOR" for proposition 1. This proxy is solicited on behalf of the Board of Directors of Pioneer Commercial Funding Corp. and may be revoked prior to its exercise.

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.


                                                Dated:
                                                --------------------------------

                                                --------------------------------
                                                Signature of Shareholder

                                                --------------------------------
                                                Signature of Shareholder


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